UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

DG FASTCHANNEL, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700	75039
Irving, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On April 16, 2007, POINT.360 (“Point.360”), New 360, a newly-formed and wholly-owned subsidiary of Point.360 (“New 360”), and DG FastChannel, Inc. (“DG FastChannel”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”).  Under the terms of the Merger Agreement, DG FastChannel has agreed to make an exchange offer (the “Offer”) for all outstanding shares of Point.360 common stock, no par value per share, including the associated preferred stock purchase rights (collectively, the “Shares”), pursuant to which each Share tendered and accepted by DG FastChannel would be exchanged for approximately 0.2252 of a share of DG FastChannel common stock, par value $0.001 per share (the “DG Common Stock”), such amount of shares of DG Common Stock paid per Share pursuant to the Offer (the “Offer Consideration”) assumes 8,882,882 Shares (excluding Shares owned by DG FastChannel or Point.360) will be issued and outstanding immediately prior to the consummation of the Offer and exchanged for 2 million shares of DG Common Stock.  The consummation of the Offer is subject to customary conditions, including a minimum condition that not less than a majority of the outstanding Shares on a fully diluted basis are validly tendered and not withdrawn prior to the expiration of the Offer.

In addition, on April 16, 2007, Point.360, DG FastChannel and New 360 entered into a Contribution Agreement (the “Contribution Agreement”).  Pursuant to the Contribution Agreement, prior to the consummation of the Offer, Point.360 will contribute (the “Contribution”) to New 360 all of the assets owned, licensed or leased by Point.360 that are not used exclusively in connection with the business of Point.360 representing advertising agencies, advertisers, brands and other media companies which require services for short-form media content (the “ADS Business”), and New 360 will assume certain liabilities of Point.360.  Immediately following the Contribution but prior to the consummation of the Offer, Point.360 will distribute (the “Spin-Off”) to its shareholders (other than DG FastChannel) pro rata all of the capital stock then outstanding of New 360.  It is currently contemplated that the shares of capital stock of New 360 will be registered under the Securities Exchange Act of 1934, as amended, and will be approved for listing on the Nasdaq Global Market.  As a result of the Contribution and the Spin-Off, at the consummation of the Offer, the assets and liabilities of Point.360 will consist only of those assets and liabilities exclusively related to the ADS Business.  A copy of the Contribution Agreement is filed as an exhibit to this report. Reference is made to the Contribution Agreement for a full statement of the terms and conditions of the Contribution.

As soon as practicable following the completion of the Offer, DG FastChannel has agreed to effect the merger of Point.360 with and into DG FastChannel (the “Merger”), with DG FastChannel continuing as the surviving corporation.  Upon the consummation of the Merger, each Share not purchased in the Offer will be converted into the right to receive the Offer Consideration, without interest thereon.  The Merger Agreement contains customary representations and warranties, covenants and conditions.  Completion of the Contribution, the Spin-Off and the Offer is a condition of DG FastChannel’s obligation to effect the Merger.  A copy of the Merger Agreement is filed as an exhibit to this report.  Reference is made to the Merger Agreement for a full statement of the terms and conditions of the Offer and the Merger.

DG FastChannel issued a press release on April 16, 2007 announcing the transactions contemplated by the Merger Agreement and the Contribution Agreement.  The press release is filed as an exhibit hereto.

Additional Information

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Any offer will only be made through a prospectus, which is part of a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by DG FastChannel. DG FastChannel will also file with the SEC a Schedule TO, and Point.360 will file a solicitation/recommendation statement on Schedule 14D-9, in each case with respect to the Offer.  DG FastChannel and Point.360 expect to mail a prospectus of DG FastChannel and related exchange offer materials, as well as the Schedule 14D-9, to Point.360 shareholders.  In addition, in connection with the Spin-Off, New 360 expects to file a registration statement on Form 10 with the SEC and mail a prospectus of New 360 to Point.360 shareholders.  Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the Merger Agreement and the

Contribution Agreement when they become available because these documents will contain important information relating to such transactions.  Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by DG FastChannel or Point.360, at the SEC’s website at www.sec.gov.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain certain forward-looking statements relating to DG FastChannel and its expectations for the proposed acquisition of Point.360’s advertising distribution operations.  All statements included in this Current Report on Form 8-K concerning activities, events or developments that DG FastChannel expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the Offer and the Merger will not close because of a failure to satisfy one or more of the closing conditions; the risk that DG FastChannel’s business will have been adversely impacted during the pendency of the Offer and the Merger; the risk that the operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated.  Additional information on these and other risks, uncertainties and factors is included in DG FastChannel’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2007, by and among DG FastChannel, Inc., POINT.360 and New 360

2	Contribution Agreement, dated as of April 16, 2007, by and among DG FastChannel, Inc., POINT.360 and New 360

3	Press release, dated April 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

	By:	/s/ Scott K. Ginsburg
Name: Scott K. Ginsburg
Title: Chairman of the Board and Chief
Executive Officer

Date: April 16, 2007

EXHIBIT INDEX

Exhibit Number	Description
1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2007, by and among DG FastChannel, Inc., POINT.360 and New 360

2	Contribution Agreement, dated as of April 16, 2007, by and among DG FastChannel, Inc., POINT.360 and New 360

3	Press release, dated April 16, 2007